SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               WEGENER CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                               WEGENER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, JANUARY 23, 2001

To the Stockholders:

          The Annual Meeting of Stockholders of WEGENER CORPORATION, a Delaware corporation, will be held at its home office at 11350 Technology Circle, Duluth, Georgia 30097, on Tuesday, January 23, 2001 at 7:00 p.m., Eastern Standard Time, for the following purposes:

     (a) To elect two Class III directors to hold office until the 2004 Annual Meeting of Stockholders or until their successors shall have been elected and qualified;

     (b) To consider ratification of the appointment of BDO Seidman, LLP as auditors for fiscal year 2001; and

     (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed December 4, 2000 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. The stock transfer records of Wegener Corporation will not be closed.

          A proxy statement and a proxy solicited by the Board of Directors, together with a copy of the 2000 Annual Report to Stockholders are enclosed herewith. Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting in person, you are requested to sign and date the enclosed proxy and return it as promptly as possible in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                        By Order of the Board of Directors


                                        J. Elaine Miller
                                        Secretary

Duluth, Georgia
December 13, 2000

                     PLEASE PROMPTLY COMPLETE AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               WEGENER CORPORATION
                             11350 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             OF WEGENER CORPORATION

                         TO BE HELD ON JANUARY 23, 2001

          This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 23, 2001. This Proxy Statement is first being mailed to stockholders on or about December 13, 2000.

          The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company or by voting at the meeting in person or by delivering to the Secretary of the Company a new proxy properly executed and bearing a later date. The items enumerated herein constitute the only business which the Board of Directors intends to present or knows will be presented at the meeting. However, the proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any matter other than the election of directors, an abstention or broker non-vote would have the effect of a vote against the proposal in question.

          The record date for the determination of stockholders entitled to vote at the Annual Meeting has been set at December 4, 2000. As of November 30, 2000, the Company had outstanding 11,865,478 shares of common stock, $.01 par value. Each share is entitled to one vote. A majority of the shares of common stock outstanding must be present, in person or by proxy, to constitute a quorum.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of November 30, 2000 with respect to ownership of the outstanding common stock of the Company by
(i) all persons known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, including their address,
(ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group:

                                                     AMOUNT
                                                       AND
                                                    NATURE OF       PERCENT
                                    DIRECTOR       BENEFICIAL         OF
           NAME                       SINCE       OWNERSHIP(1)       CLASS
--------------------------         ----------    --------------     -------
Robert A. Placek                      1987        1,851,032(2)       15.3%
James H. Morgan, Jr.                  1987           90,000(3)          *
C. Troy Woodbury, Jr.                 1989          128,720(4)        1.1%
Joe K. Parks                          1992           17,000(5)          *
Thomas G. Elliot                      1998           14,000(6)          *
Keith N. Smith                        1999          121,250(7)        1.0%
James T. Traicoff                      N/A           29,930(8)          *
All executive officers and
directors as a
group (7 persons)                                 2,251,932(9)       18.6%
--------------------------
*    Less than 1%

(1) Includes stock options currently exercisable or exercisable within 60 days of the record date.

(2) Includes 12,962 shares held in a 401(k) plan and stock options to purchase 153,000 shares. Mr. Placek's business address is 11350 Technology Circle, Duluth, Georgia 30097.

(3)  Includes stock options to purchase 22,000 shares.

(4) Includes 7,220 shares held in a 401(k) plan and 121,500 shares subject to stock options.

(5)  Includes stock options to purchase 16,000 shares.

(6)  Represents stock options to purchase common stock.

(7)  Represents stock options to purchase common stock.

(8) Includes 1,680 shares held in a 401(k) plan and 13,750 shares subject to stock options.

(9) Includes 21,862 shares held in a 401(k) plan and 461,500 shares subject to stock options.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

          The Company's Board of Directors presently consists of six directors, elected to staggered three- year terms.

          The terms of Thomas G. Elliot and James H. Morgan, Jr. will expire at the upcoming Annual Meeting of Stockholders. The Board of Directors has nominated Messrs. Elliot and Morgan for re-election as Class III directors of the Company to serve for a term of three years, expiring in January 2004. Unless otherwise directed, the proxies will be voted at the meeting for the election of the foregoing nominees or, in the event of any unforeseen contingency, for different persons as substitutes. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES.

          THOMAS G. ELLIOT, age 58, Class III director, has served as a director of the Company since September 1998 and as Senior Vice President, Technical Projects, at CableLabs (Cable Television Laboratories, Inc.), a research and development consortium of cable television system operators representing most of the cable subscribers in North America, since July 1997. From 1993 to July 1997, Mr. Elliot served as a Senior Vice President of Telecommunications, Inc.

          JAMES H. MORGAN, JR., age 60, Class III director, was an attorney and shareholder of O'Callaghan, Saunders & Stumm, P.A., Atlanta, Georgia, from 1985 to October 1990, at which time he joined the firm of Smith, Gambrell & Russell, LLP, Atlanta, Georgia, as a partner. Smith, Gambrell & Russell, LLP currently acts as general counsel to the Company and receives fees for services rendered. Mr. Morgan has served as a director of the Company since 1987.

          The directors whose terms do not expire with the upcoming Annual Meeting are as follows:

          ROBERT A. PLACEK, age 62, Class II director, has served as a director of the Company since August 1987, as Chairman of the Board of Directors since May 1994 and as President and Chief Executive Officer since August 1987. Mr. Placek served as President of Wegener Communications, Inc. ("WCI"), a subsidiary of the Company, from 1979 to June 1998, and has served as Chairman of the Board and Chief Executive Officer and as a director of WCI since 1979. His term of office expires in 2003.

          KEITH N. SMITH, age 42, Class II director, has served as a director of the Company since March 1999 and as President of WCI since June 1998. Mr. Smith served as Vice President, Business Development of WCI from March 1997 to June 1998. Mr. Smith was a co-founder and Vice President/General Manager of Microspace Communications Corporation from April 1989 through May 1995. From June 1995 through February 1997, Mr. Smith and his spouse pursued a sailing sabbatical. His term of office expires in 2003.

          C. TROY WOODBURY, JR., age 53, Class I director, has served as Treasurer and Chief Financial Officer of the Company since June 1988, and as a director of the Company since December 1989. He also has served as Treasurer of WCI since September 1992, as Executive Vice President of WCI since July 1995 and as Chief Operating Officer of WCI from September 1992 to June 1998. Prior to joining the Company in 1988, Mr. Woodbury served as Group Controller for Scientific-Atlanta, Inc. from March 1975 to June 1988. His term of office expires in 2002.

          JOE K. PARKS, age 65, retired, Class I director, served as Laboratory Director, Threat Systems Development Laboratory of the Georgia Tech Research Institute, a department of the Georgia Institute of Technology, from 1980 to July 1996. The principal business of the Threat Systems Development Laboratory is to design and manufacture radar systems which simulate enemy threats. Mr. Parks has served as a director of the Company since May 1992. His term of office expires in 2002.

COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors has standing Audit, Executive and Compensation, and Incentive Plan Committees. The Audit Committee is composed of Messrs. Elliot, Parks and Morgan and held one meeting and acted one time by unanimous consent during the fiscal year ended September 1, 2000. The function of the Audit Committee is to consult with the auditors regarding the plan of audit, the results of the audit and audit controls, and the adequacy of internal accounting controls. The Audit Committee considers the scope, approach, effectiveness and recommendations of the audit performed by the independent accountants; determines and prescribes limits upon the types of non-audit professional services that may be provided by the independent accountants without adverse effect on the independence of such accountants; recommends the appointment of independent accountants; and considers significant accounting methods adopted or proposed to be adopted.

          The Executive and Compensation Committee is composed of Messrs. Placek and Morgan and acted one time by unanimous written consent during the fiscal year ended September 1, 2000. The function of the Executive and Compensation Committee is to recommend to the full Board compensation arrangements for the Company's senior management and the adoption of any benefit plans in which officers and directors are eligible to participate.

          The Incentive Plan Committee is composed of Messrs. Morgan and Parks and acted four times by unanimous written consent during the fiscal year ended September 1, 2000. The Incentive Plan Committee is responsible for recommending the key employees who will receive awards under the 1988 Incentive Plan, the 1989 Directors' Incentive Plan and the 1998 Incentive Plan, the award amount or number of shares of stock to be granted, and the terms and conditions of each award.

          The Board of Directors does not have a standing nominating committee.

AUDIT COMMITTEE REPORT

          For the fiscal year ended September 1, 2000, the Audit Committee has reviewed and discussed the audited financial statements with management, has discussed with the independent auditors the matters required to be discussed by SAS 61 and has received the written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants the independence of the independent accountants. Based on the foregoing meetings, reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2000 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

          This report is submitted by each member of the Company's Audit Committee, as follows:

THOMAS G. ELLIOT                JOE K. PARKS                JAMES H. MORGAN, JR.

          The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement. The members of the Audit Committee are independent, as such term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

MEETINGS OF THE BOARD OF DIRECTORS

          The Board of Directors of the Company held two meetings and acted two times by unanimous written consent during the fiscal year ended September 1, 2000. During fiscal 2000, each director attended all meetings of the Board of Directors and Committee(s) on which he served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 2000, all Section 16(a) filing requirements were complied with by its officers and directors.

                             EXECUTIVE COMPENSATION

          The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each other executive officer of the Company or WCI whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended September 1, 2000, September 3, 1999 and August 28, 1998.

                           SUMMARY COMPENSATION TABLE

                                                Annual Compensation                Long Term
                                                                                  Compensation
                                                                              ---------------------
                                                     Awards
                                                                              ----------
              Name                                                 Other      Restricted                  All
              and                                                 Annual        Stock      Options/      Other
           Principal              Fiscal    Salary    Bonus    Compensation    Award(s)      SARs    Compensation
           Position                Year      ($)       ($)         ($)           ($)          (#)       ($)(a)
-------------------------------   ------   -------   -------   ------------   ----------   --------  ------------
Robert A. Placek                   2000    179,078     -0-         -0-           -0-          -0-       22,215
    Chairman of the Board,         1999    179,078     -0-         -0-           -0-          -0-       22,924
    President and Chief            1998    178,209    10,331       -0-           -0-          -0-       20,541
    Executive Officer; Director
C. Troy Woodbury, Jr.              2000    131,424     -0-         -0-           -0-        20,000       5,300
    Treasurer and Chief            1999    131,424     -0-         -0-           -0-        30,000(b)    4,800
    Financial Officer;             1998    130,786     7,582       -0-           -0-        40,000       4,000
    Director
Keith N. Smith                     2000    140,000     -0-         -0-           -0-        40,000        -0-
    President of WCI               1999    140,000     -0-         -0-           -0-        25,000        -0-
                                   1998    108,333    25,000       -0-           -0-                      -0-
-------------------------------

(a) Represents amounts contributed by the Company pursuant to the Company's 401(k) plan and life insurance premiums paid by the Company, as follows:

                                            Insurance
        Name               Fiscal Year       Premiums       401(k) Contributions
        ----               -----------       --------       --------------------
Robert A. Placek               2000           $17,055             $ 5,160
                               1999            17,055               5,869
                               1998            17,055               3,486
C. Troy Woodbury, Jr.          2000             -0-                 5,300
                               1999             -0-                 4,800
                               1998             -0-                 4,000

-------------------------------

(b)  Of this amount,  20,000 shares  represent  options which were  regranted in
     fiscal  1999  in   consideration  of  the  surrender  and  cancellation  of
     previously granted options to purchase the same number of shares.

STOCK OPTION PLAN

          The following table provides certain information regarding options which were granted to the Named Executive Officers during the fiscal year ended September 1, 2000 pursuant to the Company's Incentive Plans:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                Potential Realizable
                                                                                  Value at Assumed
                                                                                Annual Rates of Stock
                                                                                 Price Appreciation
                                        Individual Grants                        for Option Term(1)
-----------------------------------------------------------------------------------------------------
                             Number of      % Total
                             Securities     Options
                             Underlying    Granted to    Exercise
                              Options     Employees in     Price     Expiration
           Name               Granted     Fiscal Year    Per Share      Date         5%         10%
--------------------------   ----------   ------------   ---------   -----------  --------   --------

Robert A. Placek                   0             0%      $   --             --    $     --   $     --

C. Troy Woodbury, Jr.         20,000(2)        7.2%      2.3125          1/1/10   $ 29,086   $ 46,250

Keith N. Smith                40,000(2)       14.4%      2.3125          1/1/10   $ 58,137   $ 92,500
--------------------

(1) The dollar amounts under these columns represent the potential realizable value of each option assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by regulation and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

(2) These options vest in full one year from the date of grant and have a tax reimbursement feature.

          The following table provides certain information concerning each exercise of stock options under the Company's Incentive Plans during the fiscal year ended September 1, 2000, by the Named Executive Officers and the fiscal year end value of unexercised options held by such persons:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

                                                     Number of
                                                    Securities            Value of
                                                    Underlying          Unexercised
                                                    Unexercised         In-the-Money
                                                 Options at Fiscal   Options at Fiscal
                           Shares                    Year End             Year End
                          Acquired      Value      Exercisable/         Exercisable/
Name                    on Exercise   Realized     Unexercisable      Unexercisable(1)
----                    -----------   --------     -------------      ----------------
Robert A. Placek             0           $0          153,000/0          $153,000/$0
C. Troy Woodbury, Jr.        0            0        121,500/5,000       115,654/5,000
Keith N. Smith               0            0       121,250/18,750       85,463/18,750
---------------------

(1) The market value of the Company's common stock on September 1, 2000 was $2.4375 per share. The actual value, if any, an executive may realize will depend upon the amount by which the market price of the Company's common stock exceeds the exercise price when the options are exercised.

COMPENSATION OF DIRECTORS

          The compensation currently payable to each non-employee director of the Company is $300 per meeting attended. However, Mr. Morgan presently does not receive director's fees. The law firm of which Mr. Morgan is a partner receives legal fees for services rendered to the Company. Pursuant to the 1998 Incentive Plan, each non-employee director receives an option to purchase 2,000 shares of common stock on the last day of December of each year at an exercise price equal to the fair market value on such date. These options are exercisable for ten years and have a tax reimbursement feature. During fiscal 2000, each of Messrs. Morgan, Elliot and Parks was granted an option to purchase 2,000 shares at an exercise price of $2.3125.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

          The law firm of Smith, Gambrell & Russell, LLP, of which James H. Morgan, Jr. is a partner, received legal fees from the Company for services rendered during fiscal 2000. Mr. Morgan is a director of the Company and served as a member of the Executive and Compensation Committee during fiscal 2000. The Executive and Compensation Committee is comprised of Mr. Morgan and Robert A. Placek, Chairman of the Board, President and Chief Executive Officer of the Company. This Committee acted one time by unanimous written consent during fiscal 2000. See "Report of Board of Directors on Executive Compensation."

          The Company  believes  that the above  described  transactions  are on
terms  no  less   favorable  to  the  Company   than  could  be  obtained   from
non-affiliated parties.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" which describes certain business relationships between the Company and certain of its directors.

          Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Board of Directors on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

          The Company has an Executive and Compensation Committee comprised of the Chief Executive Officer and one non-employee director of the Company. However, this report is being made by the full Board of Directors, which authorized and approved all components of executive compensation.

          No increases in compensation were made to any executive officer during fiscal 2000 and no bonuses were paid to the Named Executive Officers. See "Executive Compensation." The Executive and Compensation Committee and the full Board of Directors review the performance of the Chief Executive Officer as well as the other executive officers of the Company, and the full Board of Directors has historically authorized and approved increases in salary or other cash compensation awards. The performance of the Chief Executive Officer and the other executive officers of the Company is reviewed in light of the performance of the Company and the Company's working capital position and prospects. The Board of Directors does not assign relative weights to the factors considered by the Board in setting compensation, but rather considers all factors as a whole. In determining compensation levels, the Board of Directors has not set specific performance targets for officers to attain in order to earn any specific component of compensation.

          The Executive and Compensation Committee and the Board of Directors also consider other companies in the telecommunications industry and review, to the extent such information is available, the compensation paid to the Chief Executive Officers and other executive officers of those companies. As a result of such review, the Board of Directors has concluded that the compensation levels of the Company's Chief Executive Officer and other executive officers are in the lower range of compensation paid by comparably situated companies. The Board of Directors considered the competitiveness of the entire compensation package to its officers and not only certain items of compensation.

          At the present time, the Company has the 1998 Incentive Plan for the purpose of awarding options and other compensation to its directors, executive officers and other key employees. In September 1998, the Incentive Plan Committee approved the grant of certain replacement stock options in consideration of the cancellation of previously granted options ("Replacement Options"), due to the fact that the previously granted options were at exercise prices higher than the Company's then current market price. The Committee determined to grant the Replacement Options to officers and employees in order to provide an opportunity to the recipients of the options to realize a future compensation benefit from the grant of such options. The Replacement Options carry the original expiration dates related to the previously granted options. See "Executive Compensation."

          The Company's future compensation policies will be developed in light of the Company's profitability and with the goal of rewarding members of management for their contributions to the Company's success.

          Robert A. Placek                        Joe K. Parks
          C. Troy Woodbury, Jr.                   Thomas G. Elliot
          James H. Morgan, Jr.                    Keith N. Smith

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

          Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the Index for the Nasdaq Telecommunications Stocks for the period of five fiscal years commencing September 1, 1995 and ending September 1, 2000. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on September 1, 1995.

                                                    CUMULATIVE TOTAL RETURN
                             9/1/95  8/30/96  8/29/97   8/28/98  9/3/99   9/1/00
WEGENER CORPORATION           $100    $ 56     $ 17      $ 15     $ 16     $ 23
NASDAQ STOCK MARKET (U.S.)     100     113      158       163      287      368
NASDAQ TELECOMMUNICATIONS              101      125       180      321      300
STOCKS

                                 AGENDA ITEM TWO
                             APPOINTMENT OF AUDITORS

          The firm of BDO Seidman, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended September 1, 2000. The Board of Directors has selected this same firm to audit the accounts and records of the Company for the current fiscal year and proposes that the stockholders ratify this selection at the Annual Meeting. Neither such firm nor any of its members or associates has or has had during the past year any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and income tax preparers.

          Stockholder ratification of this appointment is not required. Management has submitted this matter to the stockholders because it believes the stockholders' views on the matter should be considered, and if the proposal is not approved, management may reconsider the appointment. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting to respond to stockholders' questions and will have an opportunity to make any statements they consider appropriate.

              ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

          Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 2000 Annual Report to Stockholders that accompanies this proxy statement. The Company's Annual Report on Form 10-K for the year ended September 1, 2000, as filed with the Securities and Exchange Commission, is available to stockholders who make a written request therefor to Mr. James T. Traicoff, Controller, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of the Company's expenses in furnishing such documents.

                 STOCKHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

          Stockholders may submit proposals appropriate for stockholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. Proposals by stockholders intended to be presented at the 2002 Annual Meeting must be received by the Company no later than August 12, 2001 in order to be included in the Company's proxy materials for that meeting. Such proposals should be directed to Wegener Corporation,
Attention: Corporate Secretary, 11350 Technology Circle, Duluth, Georgia 30097. In connection with the Company's Annual Meeting of Stockholders to be held in 2002, if the Company does not receive notice of a matter or proposal to be considered by October 26, 2001, then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is raised at that Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                     GENERAL

          The  cost  of this  proxy  solicitation  will be paid by the  Company.
Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report to Stockholders for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees, and upon request, the Company will pay the reasonable expenses of record holders for mailing such materials to the beneficial owners.

          Management knows of no other matters to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

          In order that your shares may be represented if you do not plan to attend the meeting, and in order to assure a required quorum, please sign, date and return your proxy promptly. In the event you are able to attend, we will, if you request, cancel the proxy.

                                        By Order of the Board of Directors,


                                        J. Elaine Miller
                                        Secretary

December 13, 2000

                                   APPENDIX A

                               WEGENER CORPORATION

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

          The Audit Committee of Wegener Corporation (the "Corporation") shall be composed of at least three members of the Board of Directors of the Corporation (the "Board"), each of whom is outside of the management of the Corporation and is free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member. In accordance with the requirements of the National Association of Securities Dealers, Inc. (the "NASD"), each member of the Audit Committee must have a minimum level of financial literacy, and one member must have accounting or financial management experience resulting in the individual's financial sophistication. The Audit Committee shall annually elect from among its members a Chairman, who shall preside over meetings of the Audit Committee.

STATEMENT OF POLICY

          The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and the investment community relating to the Corporation's accounting and financial reporting practices, and the quality and integrity of the Corporation's financial statements.

RESPONSIBILITIES

          In furtherance of the policy of the Audit Committee, it will be the responsibility of the Audit Committee to:

o maintain free and open means of communication among Board members, the outside auditors, the internal auditors and the financial management of the Corporation.

o    select  and  appoint  the  outside  auditors,   which  firm  is  ultimately
     accountable to the Audit Committee and the Board.

o evaluate the performance of the outside auditors and, if the Audit Committee deems it to be in the best interests of the Corporation, replace the outside auditors.

o confirm and assure the independence of the outside auditors, and in connection therewith, review the fees paid to the outside auditors for both audit and non-audit services.

o obtain, annually, a formal written statement from the outside auditors consistent with Independence Standards Board Standard No. 1, delineating relationships between the outside auditors and the Corporation, and actively engage in dialogue with the outside auditors regarding matters that might reasonably be expected to affect their independence.

o meet with the outside auditors and financial management of the Corporation during the fourth quarter of the fiscal year to review the scope of the proposed annual audit and the audit procedures to be utilized. This meeting will include the attendance of the Chairman of the Committee only.

o discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

o review, with the outside auditors and the Corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

o    review with management and the outside auditors:

     - the Corporation's annual financial statements and related footnotes, prior to filing by the Corporation of the Form 10-K with the Securities and Exchange Commission;

     - the outside auditors' annual audit of the financial statements and their report thereon prior to the issuance of such report;

     - any problems or difficulties the outside auditors may have encountered and any management letter provided by the outside auditors and the Corporation's response to any such letter;

     - any significant changes to the Corporation's auditing and accounting principles and practices suggested by the Corporation's outside auditors or by management; and

     -    at  periodic  meetings  with  management,   the  Corporation's   major
          financial risk exposures and the steps management has taken to monitor and control such exposures.

o provide sufficient opportunity for the outside auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the outside auditors' evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the outside auditors received during the course of the audit.

o investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o ensure that the outside auditors conduct a review in accordance with Statement on Auditing Standards No. 71 prior to each filing of the Corporation's Form 10-Q with the Securities and Exchange Commission.

o prepare the report of the Audit Committee required pursuant to the rules promulgated by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

o ensure that the Chairman of the Audit Committee, and other members of the Committee if considered necessary, reviews with the Chief Financial Officer and other members of management any proposed release of significant financial information by the Corporation to the public.

o submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board, and make such recommendations to the Board as the Audit Committee may deem appropriate.

o review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any proposed changes to the Board for adoption.

          In addition, the Audit Committee will perform such other functions as assigned by law, NASD rules, the Corporation's charter or bylaws or the Board.

          While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to specifically plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations or rules of the NASD.

                               WEGENER CORPORATION

          This Proxy is solicited on behalf of the Board of Directors for use at the 2001 Annual Meeting of Stockholders to be held on January 23, 2001 at 7:00 p.M., Eastern Standard Time.

          The undersigned hereby appoints Robert A. Placek and C. Troy Woodbury, Jr. and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 23, 2001 at 7:00 p.m., local time, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097, and at any adjournment thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, on the following matters:

(1) To elect the following nominees as Class III directors to serve until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified:

          Thomas G. Elliot                        James H. Morgan, Jr.

o    FOR the nominees  listed above         o    WITHHOLD AUTHORITY to vote for
     (except  as  indicated  to the              the nominees
     contrary below)

          (To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the line below:)

(2) To ratify the appointment of BDO Seidman, LLP as auditors for the Company and its subsidiaries for the fiscal year 2001; and

               o    FOR        o    AGAINST        o    ABSTAIN

(3) To transact and to vote in favor of or against such other business as may properly come before the meeting or any adjournment thereof.

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES REFERRED TO IN PARAGRAPH (1) AND FOR THE PROPOSITIONS REFERRED TO IN PARAGRAPHS (2) AND (3).

                                        The   undersigned   revokes   all  prior
                                        proxies to vote the shares covered by this proxy.

                                        Signature

                                        Signature

                                        Date:
                                              ----------------------------------

                                        (When  signing  as  attorney,  executor,
                                        administrator,   trustee  or   guardian,
                                        please   give   title   as   such.    If
                                        stockholder is a corporation, corporate name should be signed by an authorized officer and the corporate seal affixed. For joint accounts, each joint owner should sign.)

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.